Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

Supplement Dated September 28, 2007
to
Prospectus Dated May 1, 2007

Change of Address

Effective September 28, 2007, the address for North Track Funds, Inc. (the “Funds”) and its Advisor and Distributor, Ziegler Capital Management, LLC and B.C. Ziegler and Company, respectively, has changed to 200 South Wacker Drive, Suite 2000, Chicago, Illinois 60606. This address change affects only direct communications with the Funds, its Advisor or Distributor. While the Advisor and Distributor are moving certain operations to Chicago, they each will maintain offices and an operational presence in West Bend and Milwaukee, Wisconsin.

If you have any questions about the Funds or would like more information, including a free copy of the Funds’ Statement of Additional Information, Annual or Semi-Annual Reports, please contact the new address above or call 1-800-826-4600. Please continue to direct all other shareholder communications and purchase and redemption orders in accordance with the instructions provided in the Prospectus dated May 1, 2007.